UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): September 22, 2003


Item 5.  Other Events

On December 22, 2003 Mr. Daniel C. Geiger resigned as director.
He did not indicate in his resignation any disagreement with us on any matter.

On January 15, 2004, we issued the press release filed as an exhibit hereto.

Item 7.  Exhibits

99.1  Press Release








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                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                 Winfield Financial Group, Inc.
              --------------------------------
                        (Registrant)


By: /s/ Robert Burley
   --------------------
Robert Burley, President



























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